Debt	9 Months Ended
Sep. 30, 2019
Debt Disclosure [Abstract]
Debt

6. Debt

Long-Term Debt

In September 2014, we entered into a loan and security agreement with available borrowings up to $4.0 million from a bank, and we drew down $1.0 million in February 2015. This loan required us to make 36 equal monthly installments of principal payments from September 2015 through August 2018.

In April 2015, we amended the loan and security agreement to add a term loan up to $5.0 million from the bank, and we drew down $5.0 million in August 2015. This term loan required us to make 36 equal monthly installments of principal payments from April 2016 through September 2019. In April 2017, we made early repayment and paid off the remaining principal balance of term loans totaling $3.6 million.

During the year ended December 31, 2017, we made loan payments of $4.3 million in the aggregate. Both loans carried an interest rate of 0.25% above the prime rate. Interest was payable monthly on the outstanding principal balance of the term loan. The loans were collateralized by substantially all of our assets. Under the amendment, we were required to maintain trailing three-month revenue amount specified in the amendment.

Borrowing under the loans required us to issue common stock warrants with an intrinsic value equal to 1.0% of the principal amount drawn down. In connection with the drawdown of $1.0 million in February 2015, we issued 27,777 common stock warrants at an exercise price of $0.36 per share. In connection with the drawdown of $5.0 million in August 2015, we issued 62,500 common stock warrants at an exercise price of $0.80 per share. The aggregate fair value of these warrants upon issuance was recorded as debt discount upon issuance to be amortized as interest expense over the contractual term of the loans using the effective interest rate method. During the year ended December 31, 2017, we recognized interest expense related to amortization of the debt discount in the amount of $20,000.

Revolving Loan

In July 2019, we entered into a Loan and Security Agreement with Silicon Valley Bank (“SVB”). The agreement provides a secured revolving loan facility in an aggregate principal amount of up to $30.0 million. Revolving loans under this facility bear interest at a floating rate equal to the greater of (i) 5.25% or (ii) the prime rate published in the Wall Street Journal, minus 0.25%. Interest on the revolving loans is due and payable monthly in arrears. The maturity date of any revolving loan is July 2022.

Our obligations under the Loan and Security Agreement are secured by a security interest on substantially all of our assets, excluding our intellectual property. The Loan and Security Agreement contains a financial covenant along with covenants limiting our ability to, among other things, dispose of assets, undergo a change in control, merge or consolidate, make acquisitions, incur debt, incur liens, pay dividends, repurchase stock, and make investments, in each case subject to certain exceptions.

The Loan and Security Agreement also contains customary events of default, upon which SVB may declare all or a portion of our outstanding obligations payable to be immediately due and payable. There were no amounts outstanding under the agreement as of September 30, 2019 (unaudited). Fees incurred under the revolving loan facility during the nine months ended September 30, 2019 (unaudited) were not material.